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                                                                   EXHIBIT 23(d)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report with respect to R.P. Scherer Corporation dated August 9, 1999 included in Cardinal Health, Inc.'s on Form 10-K for the year ended June 30, 2000.

                                                        /s/ Arthur Andersen LLP

Roseland, New Jersey
February 19, 2001